UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K/A

(Amendment No. 1)

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

 _______________________________________

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K filed by Landsea Homes Corporation (formerly known as LF Capital Acquisition Corp.) (the “Company”) on January 13, 2021 and the second Form 8-K filed by the Company on January 13, 2021 due to the large number of events to be reported under the specified items of Form 8-K (together, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) amends certain disclosures under Item 2.01 of the Original Report to provide an update of developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report; (ii) amends the financial statements provided under Item 9.01(a) in the Original Report to include the audited financial statements of Landsea Homes US Corporation (formerly known as Landsea Homes Incorporated) (“Landsea Homes”) as of and for the year ended December 31, 2020, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Landsea Homes for the year ended December 31, 2020. and the unaudited financial statements of Boston Point LLC as of and for the year ended December 31, 2020; (iii) amends the pro forma financial information provided under Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020 and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2020 and (iv) adds the exhibits included below under Item 9.01(d).

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Landsea Homes, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business and Properties

The information set forth in the section of the Company’s Annual Report on Form 10-K filed on March 12, 2021 (“Form 10-K”) entitled “Business” beginning on page 1 and entitled “Properties” beginning on page 48 is incorporated herein by reference.

Risk Factors

The information set forth in the section of the Form 10-K entitled “Risk Factors” beginning on page 17 is incorporated herein by reference.

Selected Historical Financial and Other Information

The information set forth in the section of the Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 filed on March 12, 2021 (“Form S-1”) entitled “Summary Historical Consolidated Financial Information of Landsea Homes” beginning on page 14 is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.4 to this Amendment No. 1 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

The information set forth in the section of Exhibit 99.2 to this Amendment No. 1 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 24 is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The information set forth in the section of the Form S-1 entitled “Beneficial Ownership of Securities” beginning on page 129 is incorporated herein by reference.

Directors and Executive Officers, Director Independence, Committees of the Board of Directors

The information set forth in the section of the Form S-1 entitled “Management” beginning on page 109 is incorporated herein by reference.

Executive Compensation and Director Compensation

The information set forth in the section of the Form S-1 entitled “Executive Compensation” beginning on page 102 is incorporated herein by reference.

Legal Proceedings

The information set forth in the section of the Form 10-K entitled “Legal Proceedings” beginning on page 48 is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial statements of business acquired

1.	The audited consolidated financial statements of Landsea Homes as of the years ended December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated by reference herein.

2.	The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Landsea Homes for the year ended December 31, 2020 is filed herewith as Exhibit 99.2 and incorporated by reference herein.

3.	The unaudited financial statements of LS-Boston Point LLC as of and for the years ended December 31, 2020 and December 31, 2019 are filed herewith as Exhibit 99.3 and incorporated by reference herein.

(b)       Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020 and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2020, is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

(d)        Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1+	Merger Agreement, dated August 31, 2020, by and among LF Capital Acquisition Corp., LFCA Merger Sub, Inc., Landsea Homes Incorporated and Landsea Holdings Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2020)
3.1	Second Amended and Restated Certificate of Incorporation of Landsea Homes Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
3.2	Second Amended and Restated Bylaws of Landsea Homes Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020)
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020)
4.3	Warrant Agreement, dated June 19, 2018, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2020)
4.4	First Amendment to the Warrant Agreement, dated January 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
10.1	Stockholder’s Agreement, by and between Landsea Homes Corporation and Landsea Holdings Corporation, dated January 7, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
10.2^	Landsea Homes Corporation 2020 Stock Incentive Plan (incorporated by reference to Annex F to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020)
10.3	Seller Lock-Up Agreement, by and between Landsea Holdings Corporation and Landsea Homes Corporation, dated January 7, 2021 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
10.4	Sponsor Lock-Up Agreement, by and between Level Field Capital, LLC, Bandouin Prot, Scott Reed, Elias Farhat, Djemi Traboulsi, James Erwin, Gregory Wilson and Landsea Homes Corporation, dated January 7, 2021 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
10.5	Sponsor Lock-Up Agreement, by and among Level Field Capital, LLC, Karen Wendel and Landsea Homes Corporation, dated January 7, 2021 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)
10.6^	Employment Agreement of John Ho, by and between Landsea Holdings Corporation and John Ho, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-1-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020)
10.7^	Employment Agreement of Michael Forsum, by and between Landsea Holdings Corporation and Michael Forsum, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-2-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020)
10.8^	Employment Agreement of Franco Tenerelli, by and between Landsea Holdings Corporation and Franco Tenerelli, dated August 31, 2020, and assigned to and assumed by Landsea Homes Corporation on January 7, 2021 (incorporated by reference to Annex O-3-1 to the Company’s Definitive Proxy Statement on Form DEF 14A filed with the SEC on November 23, 2020)
10.9	Trademark License Agreement, by and among Landsea Homes Corporation and certain of its subsidiaries set forth on Exhibit A thereto and Landsea Group Co., Ltd., dated January 7, 2021 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2021)

10.10^	Form of Landsea Homes Corporation Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.11+	Second Modification Agreement to Senior Secured Credit Agreement (Revolving/Borrowing Base), effective as of May 28, 2019, by and among Landsea Homes- WAB LLC, Western Alliance Bank, and lenders (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.12	Third Amendment to Credit Agreement, dated as of August 28, 2019, by and among Landsea Homes- WAB LLC, Western Alliance Bank, Flagstar Bank, FSB, the lenders and other loan parties (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.13	Fourth Amendment to Credit Agreement, dated as of August 27, 2020, by and among Landsea Homes- WAB LLC, Western Alliance Bank, the lenders and other loan parties (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.14	Fifth Amendment to Credit Agreement, dated as of December 14, 2020, by and among Landsea Homes- WAB LLC, Western Alliance Bank, the lenders and other loan parties (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.15	Sixth Amendment to Credit Agreement, dated as of December 31, 2020, by and among Landsea Homes- WAB LLC, Western Alliance Bank, the lenders and other loan parties (incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.16+	Credit Agreement, dated January 15, 2020, by and among Landsea Homes- WAB 2 LLC and Western Alliance Bank, and the lenders (incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.17+	First Amendment to Credit Agreement, dated May 15, 2020, by and among Landsea Homes- WAB 2 LLC and Western Alliance Bank, the lenders and other loan parties (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.18+	Second Amendment to Credit Agreement, dated October 27, 2020, by and among Landsea Homes- WAB 2 LLC, Western Alliance Bank, the lenders and loan parties (incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.19	Third Amendment to Credit Agreement, dated December 30, 2020, by and among Landsea Homes- WAB 2 LLC, Western Alliance Bank, the lenders and other loan parties (incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.20+	Fourth Amendment to Credit Agreement, dated as of February 26, 2021, by and among Landsea Homes- WAB 2 LLC, Western Alliance Bank, the lenders and the other loan parties (incorporated by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.21	Letter Agreement, dated June 19, 2018, by and among the Company, each of its officers, directors, and Level Field Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2018)
10.22	Investor Representation Letter, dated January 7, 2021, by Landsea Holdings Corporation (incorporated by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
10.23	Registration Rights Agreement, dated June 19, 2018, by and between the Company and Level Field Capital, LLC, James Erwin, Karen Wendel, Gregory P. Wilson, Multi-Strategy Master Fund Limited, BlackRock Credit Alpha Master Fund L.P and HC NCBR Fund (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2018)

10.24	Form of LF Capital Acquisition Corp. Director and Officer Indemnity Agreement (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Company’s registration statement on Form S-1 filed with the SEC on June 13, 2018)
10.25	Sponsor Waiver, Forfeiture and Deferral Agreement, dated August 31, 2020, by and between Level Field Capital, LLC, LF Capital Acquisition Corp., Landsea Holdings Corporation and Landsea Homes Incorporated (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2020)
21.1	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2021)
99.1*	Audited consolidated financial statements of Landsea Homes as of the years ended December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020
99.2*	Management's Discussion and Analysis of Financial Condition and Results of Operations for Landsea Homes for the year ended December 31, 2020
99.3*	Unaudited financial statements of LS-Boston Point LLC as of and for the years ended December 31, 2020 end December 31, 2019
99.4*	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020 and the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2020
104

The Cover page from the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on January 13, 2021 and second Form 8-K filed on January 13, 2021, formatted in Inline XBRL (included as Exhibit 101).

*	Filed herewith.

^	Management contract or compensatory plan or arrangement.
+	Certain schedules to or portions of this Exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of all omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: March 12, 2021	By:	/s/ John Ho
Name: John Ho
Title: Chief Executive Officer